UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)
                                 OCTOBER 3, 2005


                                  NELNET, INC.
             (Exact name of registrant as specified in its charter)


                   NEBRASKA                 001-31924         84-0748903
---------------------------------------  ---------------  -------------------
         (State or other jurisdiction      (Commission     (I.R.S. Employer
              of incorporation)           File Number)    Identification No.)

                         121 SOUTH 13TH STREET
                               SUITE 201
                           LINCOLN, NEBRASKA                             68508
-------------------------------------------------------------------  -----------
                (Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code (402) 458-2370



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

      Item 1.01 Entry into a Material Definitive Agreement.

               On October 3, 2005, Nelnet, Inc. entered into a Stock and Asset Purchase Agreement with NNI Acquisition Servicing Limited Partnership, Greater Texas Foundation, and LoanSTAR Systems, Inc. which provides that Nelnet is to acquire LoanSTAR Funding Group, Inc., a wholly-owned student loan subsidiary of Greater Texas Foundation, including LoanSTAR Funding Group's student loan portfolio of approximately $850 million primarily originated under the Federal Family Education Loan Program of the U.S. Department of Education, and related debt, as well as the company's sales and marketing operations. The agreement also provides that Nelnet is to acquire the related servicing assets of LoanSTAR Systems, Inc. The cash transaction is expected to close in the fourth quarter of 2005, subject to normal regulatory approval and closing conditions.

               On October 3, 2005, Nelnet, Inc. issued a press release announcing the agreement. A copy of the press release is attached as an exhibit to this Report.

               The brief description of the agreement as set forth above and included in the press release does not purport to describe all of the terms of the agreement, and is qualified by reference to the full text of the agreement, a copy of which is attached as an exhibit to this report.


Item 9.01  Financial Statements and Exhibits.

               (c) Exhibits. The following exhibits are filed as part of this report:

                2.1 - Stock and Asset Purchase Agreement dated as of October 3, 2005 among Nelnet, Inc., NNI Acquisition Servicing Limited Partnership, Greater Texas Foundation, and LoanSTAR Systems, Inc.

                99.1 - Press release by Nelnet, Inc. dated October 3, 2005 - "Nelnet to acquire LoanSTAR Funding Group and related servicing assets of LoanSTAR Systems"

                                   SIGNATURES


               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 3, 2005

                                       NELNET, INC.



                                        By: /s/ TERRY J. HEIMES
                                        --------------------------------------
                                            Terry J. Heimes
                                            Title:  Chief Financial Officer

                                  EXHIBIT INDEX


Exhibit No.                  Description
-----------                  -----------

        2.1 Stock and Asset Purchase Agreement dated as of October 3, 2005 among Nelnet, Inc., NNI Acquisition Servicing Limited Partnership, Greater Texas Foundation, and LoanSTAR Systems, Inc.

        99.1 Press release by Nelnet, Inc. dated October 3, 2005 - "Nelnet to acquire LoanSTAR Funding Group and related servicing assets of LoanSTAR Systems"